UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Move, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 15, 2011.

Meeting Information
MOVE, INC.	Meeting Type: Annual Meeting
For holders as of: April 19, 2011
	Date: June 15, 2011	Time: 9:30 a.m., Pacific Time
MOVE, INC. ATTN: INVESTOR RELATIONS DEPT. 910 EAST HAMILTON AVENUE CAMPBELL, CA 95008	Location:	The Company Offices Move, Inc. 910 East Hamilton Ave-6th Fl Campbell, California 95008 For Meeting Directions Call: 408-558-7102

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT               ANNUAL REPORT

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Voting Items
The Board of Directors recommends that you vote FOR all of the following nominees:
1.	Election of Directors
	Nominees:
	01)	Joe F. Hanauer	04)	Roger B. McNamee
	02)	Steven H. Berkowitz	05)	V. Paul Unruh
	03)	Kenneth K. Klein	06)	Bruce G. Willison

The Board of Directors recommends that you vote FOR the following proposals 2 through 6:

2.	To ratify the appointment of Ernst & Young LLP as Move, Inc.'s independent auditors for the fiscal year ending December 31, 2011.

3.	To amend Move Inc.'s Bylaws to provide for a permitted size range for Move, Inc.'s Board of Directors of no fewer than 6 nor greater than 10 directors without shareholder approval.

4.
To authorize an amendment, at the Board's discretion, of Move, Inc.'s Restated Certificate of Incorporation to reduce the number of authorized shares of common stock, such reduction corresponding proportionately with a contemplated 1-for-4 reverse stock split.

5.	To approve the Move, Inc. 2011 Incentive Plan.

6.	To approve, on an advisory basis, the compensation paid to Move, Inc.'s named executive officers.

The Board of Directors recommends that you vote "1 year" on the following proposal:

7.	To approve, on an advisory basis, the frequency of holding advisory votes to approve the compensation of the named executive officers of Move, Inc.

NOTE: Also, to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.